UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2016

PROPANC HEALTH GROUP CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-54878	33-0662986
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

302, 6 Butler Street Camberwell, VIC, 3124 Australia
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 61 03 9882 6723

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreement

Regal Consulting Agreement

On November 18, 2016, Propanc Health Group Corporation, a Delaware corporation (the “Company”), entered into a Consulting Agreement (the “Agreement”) with Regal Consulting, a Delaware limited liability company (the “Consultant”) pursuant to which, the Consultant agreed to provide certain consulting and business advisory services in exchange for two $250,000 junior subordinated convertible notes (the “Notes”). The Notes each accrue interest at a rate of 10% per annum and are convertible into shares of common stock, $0.001 par value per share (the “Common Stock”) of the Company at the lesser of $0.01 or 65% of the three lowest trades in the ten trading days prior to the conversion. The first Note is fully earned upon signing the Agreement and matures two years from such date. The second Note, unless earlier terminated, is fully earned ninety days after the effective date of the Agreement and matures two years from such date. Upon an event of default, principal and accrued interest become immediately due and payable under the Notes. Additionally, upon an event of default both Notes accrue interest at a default interest rate of 18% per annum or the highest rate of interest permitted by law.

The foregoing descriptions of the Agreement and the Notes are qualified in their entirety by reference to the provisions of the Agreement and the Notes attached hereto as exhibits.

Item 3.02	Unregistered Sales of Equity Securities

The disclosure under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference.

In connection with the issuances to Regal Consulting disclosed above, the Company claimed an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act. The Company made this determination based on representations of the acquiror that it was acquiring the securities for its own account with no intent to distribute the securities. No general solicitation or general advertising were used in connection with these issuances.

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description

4.1	10% Per Annum, $250,000 Junior Subordinated Convertible Note (Note #1) issued to Regal Consulting

4.2	10% Per Annum, $250,000 Junior Subordinated Convertible Note (Note #2) issued to Regal Consulting

10.1	Consulting Agreement dated as of November 18, 2016 between Propanc Health Group Corporation and Regal Consulting

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 22, 2016

PROPANC HEALTH GROUP CORPORATION

By:	/s/ James Nathanielsz
James Nathanielsz
President and Chief Executive Officer

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